UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2019
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 8, 2019, Tupperware Brands Corporation (the "Company" or the "Registrant") announced that its Board of Directors has decided to suspend the Company’s quarterly common dividend. A copy of the press release announcing the suspension of the dividend is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 99.1     Press Release of Tupperware Brands Corporation dated November 8, 2019.
Tupperware Brands Corporation Suspends Quarterly Dividend.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release of Tupperware Brands Corporation dated November 8, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date: November 8, 2019	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary